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                                                                   EXHIBIT 10.67
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                      AMENDMENT NO. 1 TO THE COLE NATIONAL
              GROUP, INC. 1999 SUPPLEMENTAL RETIREMENT BENEFIT PLAN


         Cole National Group, Inc. (the "Company") hereby adopts this Amendment No. 1 to the Cole National Group, Inc. 1999 Supplemental Retirement Benefit Plan, effective as of January 1, 1999 (the "Plan"). Words and phrases used herein with initial capital letters that are not defined herein shall have the meaning provided in the Plan.

                                   SECTION 1
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                  Section 2.1 of the Plan is hereby amended to add the following paragraphs:

         "SECTION 2.1(2)(A). "ACTUARIAL EQUIVALENT", "ACTUARIALLY EQUIVALENT", "ACTUARIAL PRESENT VALUE" OR "ACTUARIAL PRESENT VALUE BASIS" shall mean, unless otherwise provided in the respective Instrument Designating Participants, a benefit of actuarial equivalence determined using the 1994 Group Annuity Reserving Table (94 GAR) or such other mortality table that may be subsequently adopted by the Internal Revenue Service for purposes of Section 417 of the Code and an interest rate equal to the average of the Moody's AA Corporate Bond rate for the 36-month period ending with the month prior to the month the Participant's Supplemental Retirement Benefit is to commence."

         "SECTION 2.1(5)(A). "CODE LIMITATIONS" shall mean the limitations imposed by Sections 401(a)(17) and 415 of the Code, or any successor(s) thereto, on the amount of the benefits which may be payable to a Participant from the Pension Plan."

                                   SECTION 2
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                  Section 3.4 of the Plan is hereby amended in its entirety to read as follows:

         "SECTION 3.4. FORM OF PAYMENT.

         (a) The Supplemental Retirement Benefit shall be payable in the same form and for the same duration as the benefits payable to the Participant (or Beneficiary) under the Pension Plan.

         (b) Notwithstanding the foregoing, any Participant may elect (on a form approved by the Company) an alternate form of distribution (including a lump sum distribution). The Participant's election of the form of payment of the Participant's Supplemental Retirement Benefit shall be made by written notice filed with the Company at least six (6) months prior to the Participant's voluntary termination of employment with, or retirement from, the Company. Any form of payment of a Participant's benefits shall be actuarially equivalent to the Supplemental Retirement Benefit calculated under Section 3.1 of the Plan. Any such election may be changed by the Participant at any time and from time to time without the consent of any other person by filing a later signed written election with the Company; provided that any election made less than six (6) months prior to the Participant's voluntary termination of


                                       17
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employment or retirement shall not be valid, and in such case payment shall be made in accordance with the Participant's prior election. In the absence of any effective election, the Participant's Supplemental Retirement Benefit shall be payable in accordance with Section 3.4(a) of the Plan. In the event of the death of the Participant, his Beneficiary may elect (on a form approved by the Company) an alternate form of distribution (including a lump sum distribution) by filing a notice in writing, signed by the Beneficiary and filed with the Secretary of the Company while the Beneficiary is alive and within 30 days after the date of the Participant's death."

                                   SECTION 3
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                  Section 6.3 of the Plan is hereby amended in its entirety to read as follows:

         "SECTION 6.3. LIMITATIONS ON AMENDMENT AND TERMINATION. Notwithstanding the foregoing provisions of this Article, no amendment or termination of the Plan or the Pension Plan shall, without the consent of the Participant (or, in the case of his death, his Beneficiary), adversely affect (a) the vested Supplemental Retirement Benefit, (b) the form and duration in which the Supplemental Retirement Benefit is paid as determined under the Plan and Pension Plan or (c) any of (i) the rate of benefit accrual, (ii) the benefit or (iii) the rate of reductions for early retirement committed to under the Instrument Designating Participants of any Participant as such Instrument exists on the date of such amendment or termination. Individual Instruments Designating Participants may also include further restrictions on amendment of the Plan."


Dated as of January 25, 2002                    COLE NATIONAL GROUP, INC.
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                                                By: /s/ Thomas T. S. Kaung
                                                    ----------------------------
                                                Title: EVP
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